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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No.'s 333-67085 and 333-79269.


                                       ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
  March 27, 2000